UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 19, 2011

(Date of Report – date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition

On October 19, 2011, the Company issued a press release announcing its third quarter and nine months ending September 30, 2011 earnings.  The full text of this press release is furnished on Exhibit 99.1 hereto and incorporated herein by reference.

On October 19, 2011, we held a conference call to discuss our third quarter and nine months ending September 30, 2011 earnings.  The full text of the call is furnished on Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits:

99.1         Press release dated October 19, 2011 announcing the Company’s third quarter and nine months ending September 30, 2011 earnings (furnished pursuant to Item 12).

99.2         Script for conference call held October 19, 2011 discussing Datalink Corporation’s third quarter and nine months ending September 30, 2011 earnings (furnished pursuant to Item 12).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	October 19, 2011

DATALINK CORPORATION

		By:	/s/ Gregory T. Barnum
Gregory T. Barnum,
Chief Financial Officer

EXHIBITS INDEX

Exhibit 99.1	Press release dated October 19, 2011 announcing the Company’s third quarter and nine months ending September 30, 2011 earnings (furnished pursuant to Item 12).

Exhibit 99.2	Script for conference call held October 19, 2011 discussing Datalink Corporation’s third quarter and nine months ending September 30, 2011 earnings (furnished pursuant to Item 12).